Exhibit 6 to
                     Debtors' Joint Reorganization Plan

                           Assumed Contract List



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                                 EXHIBIT 6
                           ASSUMED CONTRACT LIST

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                                                                                                           Cure
 *    Debtor Name       Non-Debtor Party Name                       Agreement Name           Date         Amount
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
      ZiLOG, Inc.       Alschuler, Grossman, Stein & Kahan LLP    Representation of      12-Oct-01       n/a
                        2049 Century Park East, 39th Floor        Informal Bond
 *                      Los Angeles, CA  90067-3213               Group
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      ZiLOG, Inc.       Baluni, Alice                               General Release         9-Feb-01      $0.00
                        14983 Gypsy Hill Rd.
                        Saratoga, CA  95070
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      ZiLOG, Inc.       Bradshaw, Michael J.                        General Release        30-Apr-01      $0.00
                        1415 Royal Ann Court
                        San Jose, CA  95129
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      ZiLOG, Inc.       Couch, Robert G.                            General Release        29-Dec-00      $0.00
                        1070 Trinity Drive
                        Menlo Park, CA  94025
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 *    ZiLOG, Inc.       Credit Suisse First Boston                  Letter Agreement,
                        Corporation                                 as amended             31-Jul-01       n/a
                        Eleven Madison Avenue
                        New York, NY 10010-3629
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 *    ZiLOG, Inc.       Klee, Tuchin, Bogdanoff & Stern, LLP        Letter Agreement re:
                        1880 Century Park East, Suite 200           Representation of      11-Jul-01       n/a
                        Los Angeles, CA  90067-1698                 Informal Bondholder
                                                                    Group of ZiLOG, Inc.
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      ZiLOG, Inc.       Koc, Aydin                                  General Release        18-Dec-00      $0.00
                        1390 Manzanita Drive
                        Millbrae, CA  94030-2870
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 *    ZiLOG, Inc.       Lazard, Freres & Co., LLC                   Letter Agreement,                      n/a
                        30 Rockefeller Plaza                        as amended              1-Mar-01
                        New York, NY 10020
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      ZiLOG, Inc.       LeLannic, Didier                            General Release        14-May-01      $0.00
                        2186 Vizcaya Circle
                        Campbell, CA  95008
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      ZiLOG, Inc.       Mizell, Steven C.
                        1063 Bird Avenue                            General Release        18-Dec-00      $0.00
                        San Jose, CA
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      ZiLOG, Inc.       Moore, Richard L.                           General Release        18-Dec-00      $0.00
                        8165 Pebble Beach Ave.
                        Newark, CA  94560
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      ZiLOG, Inc.       Waser, Shlomo                               General Release        27-Sep-00      $0.00
                        1610 Hummingbird Lane
                        Sunnyvale, CA  94087
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      ZiLOG, Inc.       Wu, Norm                                    General Release        18-Apr-01      $0.00
                        8 Valley Court
                        Orinda, CA  94563
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